UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2021 (January 8, 2021)

KAIROS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39841	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o Ellenoff Grossman & Schole LLP 1345 Avenue of the Americas New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  917-783-4057

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-half of one Warrant	KAIRU	The NASDAQ Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share	KAIR	The NASDAQ Stock Market LLC
Warrants, each exercisable for one Class A Ordinary Share for $11.50 per share	KAIRW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On January 8, Kairos Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 24,000,000 units (“Units”), each Unit consisting of one Class A ordinary share, $0.001 par value per share (“Ordinary Share”) and one half of one warrant (“Public Warrant”), each whole warrant exercisable into one Ordinary Share at an exercise price of $11.50 per share, pursuant to the registration statements on Form S-1 (File Nos. 333-251553 and 333-251908) filed with the Securities and Exchange Commission (the “SEC”). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $240,000,000. Pursuant to an underwriting agreement, dated January 5, 2021, between the Company and Citigroup Global Markets Inc., as representative of the several underwriters (the “Underwriters”), the Company granted the Underwriters a 45-day option to purchase up to 3,600,000 additional Units solely to cover over-allotments, if any (the “Over-Allotment Option”).

As previously reported on a Current Report on Form 8-K of the Company, filed with the SEC on January 11, 2021, simultaneously with the consummation of the IPO, the Company completed a private placement (the “Private Placement”) of an aggregate of 7,300,000 placement warrants (the “Placement Warrants”), which were purchased by Kairos Alpha Acquisition LLC (the “Sponsor”) and HS Chronos LLC, generating gross proceeds of $7,300,000.

On January 12, 2021, the underwriters exercised the Over-Allotment Option in full and purchased an additional 3,600,000 Units (the “Over-Allotment Units”), which were sold at an offering price of $10.00 per Unit, generating gross proceeds of $36,000,000. In connection with the exercise of the Over-Allotment Option, the Company sold an additional 720,000 warrants (the “Over-Allotment Placement Warrants”) to the Sponsor and HS Chronos LLC, generating gross proceeds of $720,000.

In addition, an aggregate of 6,900,000 shares of Class B ordinary shares of the Company (the “Founder Shares”) held by the Sponsor and HS Chronos LLC prior to the exercise of the Over-Allotment Option included an aggregate of up to 900,000 Founder Shares subject to forfeiture by the Sponsor and HS Chronos LLC to the extent that the Over-Allotment Option was not exercised in full. As a result of the Over-Allotment Option being exercised in full, no Founder Shares are subject to forfeiture.

A total of $276,000,000 of the net proceeds from the sale of Units in the IPO (including the Over-Allotment Units) and the Placement Warrants (including the Over-Allotment Placement Warrants) were placed in a trust account established for the benefit of the Company’s public shareholders. An audited balance sheet as of January 8, 2021, reflecting receipt of the net proceeds from the sale of Units in the IPO and the Placement Warrants, but not the proceeds from the sale of the Over-Allotment Units and the Over-Allotment Placement Warrants, has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

On January 12, 2021, the Company issued a press release announcing the closing of the underwriters’ Over-Allotment Option, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Audited Balance Sheet
99.2	Press Release, dated January 12, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 14, 2021

KAIROS ACQUISITION CORP.

By:	/s/ Peter Bang
Name: Peter Bang
Title: Chief Executive Officer and Director